Exhibit 10.7

AGREEMENT REGARDING PERPETUAL

CONVERTIBLE PREFERRED STOCK, SERIES C

This Agreement regarding Perpetual Convertible Preferred Stock, Series C (this “Agreement”), effective as of March 8, 2013 is entered into by and among TriState Capital Holdings, Inc., a Pennsylvania corporation (the “Corporation”), LM III TriState Holdings LLC, a Delaware limited liability company (“LM III”), and LM III-A TriState Holdings LLC, a Delaware limited liability company (together with LM III, the “Purchasers”).

WHEREAS, the Corporation and the Purchasers are parties to the Purchase Agreement;

WHEREAS, pursuant to the Purchase Agreement, the Purchasers collectively purchased 48,780.488 shares of the Series C Stock;

WHEREAS, the rights and entitlements of the Series C Stock are set forth in the Series C Certificate;

WHEREAS, certain rights and entitlements of the Purchasers set forth in the Purchase Agreement, the Series C Certificate, the Registration Rights Agreement, and the Shareholders’ Agreements could have a material adverse effect on the marketability of the Common Stock in the IPO; and

WHEREAS, the parties desire to facilitate the consummation of the IPO.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. For purposes of this Agreement, the following terms will have the following meanings, provided that capitalized terms not defined in this Section 1 will have the meanings given to them elsewhere in this Agreement:

“Common Stock” means the common stock of the Corporation, without any par value per share.

“Form S-1” means the Registration Statement on Form S-1 initially confidentially submitted by the Corporation to the SEC on February 1, 2013 in order to effectuate the IPO.

“IPO” means an initial public offering of the Common Stock under the Securities Act pursuant to the filing of a Form S-1 with the SEC (a) that generates gross proceeds to the Corporation (including any amounts payable to the underwriters or for any other costs and expenses related to the IPO) of at least $50,000,000 prior to the exercise by the underwriters in such offering of any over-allotment option, and (b) whereby Common Stock is sold for a price that is reasonably satisfactory to Purchasers.

“Purchase Agreement” means that certain Preferred Stock Purchase Agreement by and among the Corporation and the Purchasers dated as of April 24, 2012, as amended by that certain

Amendment No. 1 executed by and among the Corporation and the Purchasers dated as of August 10, 2012.

“Registration Rights Agreement” means that certain Registration Rights Agreement between the Corporation and the Purchasers dated August 10, 2012.

“SEC” means the Securities and Exchange Commission.

“Series C Certificate” means that certain Certificate of Designation of Perpetual Convertible Preferred Stock, Series C, dated August 3, 2012 attached as Exhibit A to that certain Statement with Respect to Shares filed with the Secretary of the Commonwealth of Pennsylvania on August 6, 2012.

“Series C Stock” means the Corporation’s Perpetual Convertible Preferred Stock, Series C.

“Securities Act” means the Securities Act of 1933, as amended.

“Stockholders’ Agreements” means, collectively, that certain Stockholders’ Agreement by and among the Corporation, LM III, and various other shareholders of the Corporation dated August 10, 2012 (the “Stockholders’ Agreement”) and that certain Affiliated Stockholders’ Agreement by and among the Corporation, LM III, and certain other shareholders of the Corporation dated August 10, 2012 (the “Affiliated Stockholders’ Agreement”).

2. Conversion of Series C Stock. Contingent upon and effective immediately prior to the closing of the sale of shares of the Common Stock in the IPO, the Purchasers hereby irrevocably elect to convert all issued and outstanding shares of the Series C Stock into shares of the Common Stock in accordance with the provisions of Part 7 of the Certificate of Designation. The Purchasers herewith deliver to the Corporation the notice required by Part 7.1(iii)(B) of the Certificate of Designation in substantially the form set forth in Exhibit A hereto (the “Notice”). The parties hereby agree and acknowledge that, effective upon the conversion of the shares of the Series C Stock into shares of the Common Stock upon the terms and subject to the conditions set forth in the Notice, the Purchasers will have no further rights and entitlements under the Series C Certificate.

3. Amendments of Purchase Agreement.

(a) Director Rights. Contingent upon and effective immediately prior to the closing of the sale of shares of the Common Stock in the IPO, Sections 14 (c)-(d) of the Covenants Annex to the Purchase Agreement are hereby amended and restated in their entirety as follows:

14. Director Rights.

(c) For so long as the Purchasers hold collectively more than 4.9% of the outstanding Collective Common Stock (whether directly or on an as-converted basis), the Corporation will, through all necessary actions required to be taken by the Board, in connection with any election of members of the Board that includes the position held by the Purchaser Designee because of the expiration of the term

2

of office of the Purchaser Designee, subject to any required regulatory approval or non-objection, nominate the person designated by LM III as the successor Purchaser Designee for election to the Board for a four (4) year term, and the Corporation will do any and all other lawful things in its power to cause that person to be elected to the Board for a four (4) year term. If the Purchaser Designee ceases to serve as a director for any reason other than the expiration of the Purchaser Designee’s term of office, the Corporation, through all necessary actions required to be taken by the Board, will cause the vacancy created thereby to be filled by appointing a successor Purchaser Designee, subject to any required regulatory approval or non-objection. If the successor Purchaser Designee is not elected to the Board by the shareholders of the Corporation, or not appointed by the Corporation, the Corporation, through all necessary actions required to be taken by the Board, will immediately take all actions necessary, including increasing the size of the Board, in order to appoint, and will appoint, the successor Purchaser Designee to the Board for a four (4) year term from and after the date of appointment, notwithstanding any limitation set forth in this Agreement, the Corporation’s by-laws, or elsewhere, including with respect to the size of the Board. Upon any such election or appointment under this subsection (c), the Corporation, through all necessary actions required to be taken by the Board, will appoint the Purchaser Designee to serve as a member of the Compensation and Nominating and Corporate Governance Committees (or if such committees cease to exist or are restructured, committees that are their successors or that have responsibilities substantially similar to such committees) of the Corporation.

(d) For so long as the Purchasers hold collectively more than 4.9% of the outstanding Collective Common Stock (whether directly or on an as-converted basis), the Corporation will take all actions necessary and appropriate to appoint and to cause each Significant Subsidiary to appoint, and to elect, the person who is the Purchaser Designee or such other individual designated by LM III from time to time to serve as a member of the boards of directors, and compensation and governance committees, of each Significant Subsidiary.

Furthermore, contingent upon and effective immediately prior to the closing of the sale of shares of the Common Stock in the IPO, Section 14(e) of the Covenants Annex to the Purchase Agreement is hereby deleted in its entirety and thereafter will be of no further force and effect.

(b) Restrictions on Number of Directors. Contingent upon and effective immediately prior to the closing of the sale of shares of the Common Stock in the IPO, Section 14(f) of the Covenants Annex to the Purchase Agreement is hereby deleted in its entirety and thereafter will be of no further force and effect.

3

(c) Observation Rights. Contingent upon and effective immediately prior to the closing of the sale of shares of the Common Stock in the IPO, Section 15 of the Covenants Annex to the Purchase Agreement is hereby amended and restated in its entirety as follows:

(i) For so long as the Purchasers hold collectively more than 4.9% of the outstanding Collective Common Stock (whether directly or on an as converted basis), LM III will have the right to designate one non-voting observer to the Board (the “Board Observer”). The Corporation will notify the Board Observer of all regular and special meetings of the Board, including all regular and special meetings of any committee of the Board, at the same time and in the same manner as the Purchaser Designee and will also provide the Board Observer with copies of all notices, minutes, consents and other materials provided to all members of the Board concurrently as such materials are provided to such members. The Board Observer will have the right to be present and take notes during meetings of the Board, provided, however, that the Board Observer will have no right to participate in discussions or vote at such meetings.

(b) For so long as the Purchasers hold collectively more than 4.9% of the outstanding Collective Common Stock (whether directly or on an as converted basis), LM III will have the right to designate one non-voting observer to each of the board of directors of each Significant Subsidiary (each, a “Significant Subsidiary Board Observer”). Each Significant Subsidiary will notify its respective Significant Subsidiary Board Observer of all regular and special meetings of the board of directors of such Significant Subsidiary, including all regular and special meetings of any committee of such board, at the same time and in the same manner as the Purchaser Designee and will also provide, as applicable, to its Significant Subsidiary Board Observer with copies of all notices, minutes, consents and other materials provided to all members of the board of directors of such Significant Subsidiary concurrently as such materials are provided to such members. Such Significant Subsidiary Board Observer will have the right to be present at and take notes during meetings of the board of directors of each Significant Subsidiary, provided, however, that such Significant Subsidiary Board Observer will have no right to participate in discussions or vote at such meetings.

(d) Transfer Restrictions. Contingent upon and effective immediately prior to the closing of the sale of shares of the Common Stock in the IPO, Section 14(g) of the Covenants Annex to the Purchase Agreement is hereby deleted in its entirety and thereafter will be of no further force and effect.

4. Waiver of Preemptive Rights and Tag-Along Rights; Lock-Up Agreement. The Purchasers hereby waive all rights that they may have under Part 8 of the Series C Certificate, Preemptive Rights, and Part 9 of the Series C Certificate, Tag-Along Rights, solely in connection with the IPO. Furthermore, the Purchasers hereby agree and acknowledge that they will execute and deliver to the underwriters the lock-up agreement in the form attached as Exhibit D hereto within three (3) business days after receiving a written request from the Corporation for such executed lock-up agreement.

5. Waiver of Piggyback Registration Rights. The Purchasers hereby waive all of their rights under Section 2 of the Registration Rights Agreement solely in connection with the IPO. The parties hereby agree and acknowledge that the provisions of this Agreement concerning the Registration Rights Agreement constitute a valid waiver of the provisions thereof

4

referenced herein for purposes of Section 11(d) of the Registration Rights Agreement solely in connection with the IPO.

6. Termination of Stockholders’ Agreements. The parties agree that, contingent upon and effective immediately prior to the closing of the sale of shares of the Common Stock in the IPO, the parties will use their best efforts to terminate the Stockholders’ Agreement pursuant to the execution by the parties hereto and the other shareholders signatory thereto of a termination agreement in substantially the form set forth in Exhibit B hereto, and the parties will use their best efforts to terminate the Affiliated Stockholders’ Agreement pursuant to the execution by the parties hereto and the other shareholders signatory thereto of the termination agreement in substantially the form set forth in Exhibit C; provided, however, that, contingent upon and effective immediately prior to the closing of the sale of shares of the Common Stock in the IPO, the parties hereby irrevocably waive, and hereby agree not to attempt to enforce, any of their rights and entitlements under the Stockholders’ Agreement or the Affiliated Stockholders’ Agreement even if some of the other shareholders that are signatories thereto do not execute the termination agreement therefor.

7. No Further Modifications or Waivers. Except as expressly amended or modified hereby, each term, provision, annex, exhibit and schedules to the Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement remain in full force and effect. Furthermore, the actions, amendments and deletions described in Sections 2 through 6 hereof will be effective only upon the triggering conditions described therein, and, if such conditions are not fulfilled, then such actions, amendments, and deletions will not occur, and the provisions hereof effectuating such actions, amendments, and deletions will be of no further force and effect.

8. Miscellaneous. This Agreement and the rights of the parties hereunder will be governed by and construed in accordance with the internal laws, and not the laws pertaining to choice or conflict of laws, of the Commonwealth of Pennsylvania. This Agreement may be executed simultaneously in two or more counterparts (including, without limitation, facsimile or electronic counterparts), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. Descriptive headings of the sections of this Agreement are included for convenience of reference only and will not control or affect the meaning or construction of any of the provisions of this Agreement.

[SIGNATURE LINES FOLLOW ON NEXT PAGE]

5

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement Regarding Perpetual Convertible Preferred Stock, Series C as of the date first written above.

LM III TRISTATE HOLDINGS LLC

By:	LOVELL MINNICK EQUITY PARTNERS III LP, its managing member

	By:	Lovell Minnick Equity Advisors III LP, its general partner

	By:	Fund III UGP LLC, its general partner

	By:	Lovell Minnick Partners LLC, its managing member

By:	/s/ Jennings J. Newcom
Name:	Jennings J. Newcom
Title:	General Counsel and Managing Director

LM III-A TRISTATE HOLDINGS LLC

By:	LOVELL MINNICK EQUITY PARTNERS III-A LP, its managing member

	By:	Lovell Minnick Equity Advisors III LP, its general partner

	By:	Fund III UGP LLC, its general partner

	By:	Lovell Minnick Partners LLC, its managing member

By:	/s/ Jennings J. Newcom
Name:	Jennings J. Newcom
Title:	General Counsel and Managing Director

TRISTATE CAPITAL HOLDINGS, INC.

By:	/s/ James F. Getz
Name:	James F. Getz
Title:	Chairman, Chief Executive Officer, and President

6

EXHIBIT A

UNANIMOUS WRITTEN CONSENT

The undersigned, who hold all of the issued and outstanding shares of the Perpetual Convertible Preferred Stock, Series C (the “Series C Stock”) of TriState Capital Holdings, Inc. (the “Corporation”), hereby consent to the conversion of all of the issued and outstanding shares of the Series C Stock into shares of the common stock, without par value per share (the “Common Stock”) of the Corporation contingent upon and effective immediately prior to the closing of the Corporation’s initial public offering pursuant to a Form S-1 initially confidentially submitted by the Corporation to the Securities and Exchange Commission on February 1, 2013, (a) that generates gross proceeds (including any amounts payable to the underwriters or for any other costs and expenses related to the initial public offering) to the Corporation of at least $50,000,000 prior to the exercise by the underwriters in such offering of any over-allotment option, and (b) whereby Common Stock is sold for a price that is reasonably satisfactory to the undersigned purchasers.

For the avoidance of doubt and without limitation of the foregoing, if such an initial public offering does not close and shares of the Common Stock of the Corporation are not sold pursuant thereto, then this unanimous written consent will not become effective and will be null and void.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Unanimous Written Consent as of                     , 2013.

LM III TRISTATE HOLDINGS LLC

By:	LOVELL MINNICK EQUITY PARTNERS III LP, its managing member

	By:	Lovell Minnick Equity Advisors III LP, its general partner

	By:	Fund III UGP LLC, its general partner

	By:	Lovell Minnick Partners LLC, its managing member

By:
Name:	James E. Minnick
Title:	President and Managing Director

LM III-A TRISTATE HOLDINGS LLC

By:	LOVELL MINNICK EQUITY PARTNERS III-A LP, its managing member

	By:	Lovell Minnick Equity Advisors III LP, its general partner

	By:	Fund III UGP LLC, its general partner

	By:	Lovell Minnick Partners LLC, its managing member

By:
Name:	James E. Minnick
Title:	President and Managing Director

A-1

EXHIBIT B

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”), dated as of                     , 2013 is by and among TriState Capital Holdings, Inc., a Pennsylvania corporation (the “Company”), the undersigned stockholders (each, a “Stockholder” and, collectively, the “Stockholders”) of the Company, and LM III TriState Holdings LLC, a Delaware limited liability company (the “Investor”).

WHEREAS, the Company, the Stockholders, and the Investor previously entered into that certain Stockholders’ Agreement dated August 10, 2012 (the “Stockholders’ Agreement”); and

WHEREAS, the parties hereto now desire to terminate the Stockholders’ Agreement contingent upon and effective immediately prior to the sale of Common Stock in the Company’s IPO (together, the “Event of Termination”).

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. For purposes of this Agreement, the following terms have the following meanings, provided that capitalized terms not defined in this Section 1 have the meanings given to them elsewhere in this Agreement:

“Common Stock” means the common stock of the Company, without any par value per share.

“Form S-1” means the Registration Statement on Form S-1 initially confidentially submitted by the Company to the SEC on February 1, 2013 in order to effectuate the IPO.

“IPO” means an initial public offering of the Common Stock under the Securities Act pursuant to the filing of a Form S-1 with the SEC (a) that generates gross proceeds to the Company (including any amounts payable to the underwriters or for any other costs and expenses related to the IPO) of at least $50,000,000 prior to the exercise by the underwriters in such offering of any over-allotment option, and (b) whereby Common Stock is sold for a price that is reasonably satisfactory to the Investor and LM III-A TriState Holdings LLC, a Delaware limited liability company.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

2. Termination of Stockholders’ Agreement. Contingent upon and effective immediately prior to the closing of shares of Common Stock in the IPO, the parties hereto hereby terminate the Stockholders’ Agreement in all respects, which thereafter will be of no further force and effect; provided, however, that, if and so long as the Event of Termination has not occurred, this Agreement will remain in full force and effect.

3. Valid Amendment. The parties hereto hereby agree and acknowledge that this Agreement is a valid amendment to the Stockholders’ Agreement for purposes of Section 7 thereof.

4. Choice of Law; Forum. This Agreement will be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without giving effect to any choice of law or conflict of law rules or provisions. Each of the parties hereto hereby submits to the exclusive jurisdiction of any state or federal courts located in the Commonwealth of Pennsylvania with respect to any legal action or proceeding arising pursuant to or in connection with this Agreement and the rights and obligations of the parties hereunder and hereby waives and agrees not to assert as a defense in any such legal action or proceeding any challenges to such jurisdiction. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONS CONTEMPLATED HEREBY. If any party hereto institutes any legal suit, action or proceeding against another party in respect of a matter arising out of or relating to this Agreement, the prevailing party in the suit, action or proceeding will be entitled to receive, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, action or proceeding, including, without limitation, reasonable attorneys’ fees and expenses and court costs.

5. Counterparts. This Agreement may be executed in one or more counterparts (including, without limitation, by facsimile or electronic copy), each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

6. Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement, and any purported assignment in violation hereof will be null and void.

[SIGNATURE LINES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Termination Agreement as of the date first written above.

INVESTOR

LM III TRISTATE HOLDINGS LLC

By:	LOVELL MINNICK EQUITY PARTNERS III LP, its managing member

	By:	Lovell Minnick Equity Advisors III LP, its general partner

	By:	Fund III UGP LLC, its general partner

	By:	Lovell Minnick Partners LLC, its managing member

By:
Name:	James E. Minnick
Title:	President and Managing Director

COMPANY

TRISTATE CAPITAL HOLDINGS, INC.

By:
Name:	James F. Getz
Title:	Chairman, Chief Executive Officer and President

STOCKHOLDER

By:
Name:

EXHIBIT C

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”), dated as of                     , 2013 is by and among TriState Capital Holdings, Inc., a Pennsylvania corporation (the “Company”), the undersigned stockholders (each, an “Affiliated Stockholder” and, collectively, the “Affiliated Stockholders”) of the Company, and LM III TriState Holdings LLC, a Delaware limited liability company (the “Investor”).

WHEREAS, the Company, the Stockholders, and the Investor previously entered into that certain Affiliated Stockholders’ Agreement dated August 10, 2012 (the “Affiliated Stockholders’ Agreement”); and

WHEREAS, the parties hereto now desire to terminate the Affiliated Stockholders’ Agreement contingent upon and effective immediately prior to the sale of Common Stock in the Company’s IPO (together, the “Event of Termination”).

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. For purposes of this Agreement, the following terms have the following meanings, provided that capitalized terms not defined in this Section 1 have the meanings given to them elsewhere in this Agreement:

“Common Stock” means the common stock of the Company, without any par value per share.

“Form S-1” means the Registration Statement on Form S-1 initially confidentially submitted by the Company to the SEC on February 1, 2013 in order to effectuate the IPO.

“IPO” means an initial public offering of the Common Stock under the Securities Act pursuant to the filing of a Form S-1 with the SEC (a) that generates gross proceeds to the Company (including any amounts payable to the underwriters or for any other costs and expenses related to the IPO) of at least $50,000,000 prior to the exercise by the underwriters in such offering of any over-allotment option, and (b) whereby Common Stock is sold for a price that is reasonably satisfactory to the Investor and LM III-A TriState Holdings LLC, a Delaware limited liability company.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

2. Termination of Affiliated Stockholders’ Agreement. Contingent upon and effective immediately prior to the closing of shares of Common Stock in the IPO, the parties hereto hereby terminate the Affiliated Stockholders’ Agreement in all respects, which thereafter will be of no further force and effect; provided, however, that, if and so long as the Event of Termination has not occurred, this Agreement will remain in full force and effect.

3. Valid Amendment. The parties hereto hereby agree and acknowledge that this Agreement is a valid amendment to the Affiliated Stockholders’ Agreement for purposes of Section 6 thereof.

4. Choice of Law; Forum. This Agreement will be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without giving effect to any choice of law or conflict of law rules or provisions. Each of the parties hereto hereby submits to the exclusive jurisdiction of any state or federal courts located in the Commonwealth of Pennsylvania with respect to any legal action or proceeding arising pursuant to or in connection with this Agreement and the rights and obligations of the parties hereunder and hereby waives and agrees not to assert as a defense in any such legal action or proceeding any challenges to such jurisdiction. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONS CONTEMPLATED HEREBY. If any party hereto institutes any legal suit, action or proceeding against another party in respect of a matter arising out of or relating to this Agreement, the prevailing party in the suit, action or proceeding will be entitled to receive, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, action or proceeding, including, without limitation, reasonable attorneys’ fees and expenses and court costs.

5. Counterparts. This Agreement may be executed in one or more counterparts (including, without limitation, by facsimile or electronic copy), each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

6. No party to this Agreement may assign any of its rights or obligations under this Agreement, and any purported assignment in violation hereof will be null and void.

[SIGNATURE LINES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Termination Agreement as of the date first written above.

INVESTOR

LM III TRISTATE HOLDINGS LLC

By:	LOVELL MINNICK EQUITY PARTNERS III LP, its managing member

	By:	Lovell Minnick Equity Advisors III LP, its general partner

	By:	Fund III UGP LLC, its general partner

	By:	Lovell Minnick Partners LLC, its managing member

By:
Name:	James E. Minnick
Title:	President and Managing Director

COMPANY

TRISTATE CAPITAL HOLDINGS, INC.

By:
Name:	James F. Getz
Title:	Chairman, Chief Executive Officer, and President

AFFILIATED STOCKHOLDER

By:
Name:

EXHIBIT D

LOCK-UP AGREEMENT

                    , 2013

Stephens Inc.

as Representative of the several

Underwriters to be named in the

within-mentioned Underwriting Agreement

c/o	Stephens Inc.
111 Center Street Little Rock, Arkansas 72201

Re:	Proposed Public Offering by TriState Capital Holdings, Inc.

Dear Sirs:

The undersigned, a shareholder, officer or director of TriState Capital Holdings, Inc., a Pennsylvania corporation (the “Company”), understands that Stephens Inc. (in such capacity, the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering of shares (the “Securities”) of the Company’s common stock, no par value (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement (the “Underwriters”) that, during the period beginning on the date hereof and ending on the date that is 180 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, including but not limited to any Securities acquired by the undersigned in the proposed public offering (whether or not pursuant to any issuer-directed or “friends and family” shares of Common Stock the undersigned may purchase in the proposed public offering) (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (2) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

If the undersigned is an officer or director of the Company, (1) the Representative agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representative will notify the Company of the impending release or waiver, and (2) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representative, provided that (1) the Representative receives a signed lock-up agreement for the balance of the Lock-Up period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)	as a bona fide gift or gifts; or

(ii)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)	as a distribution to limited partners or shareholders of the undersigned; or

(iv)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

Furthermore, the undersigned may sell or otherwise dispose of shares of Common Stock of the Company during the Lock-Up Period:

(i)	that are purchased by the undersigned on the open market following the proposed public offering, provided that (A) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission or otherwise and (B) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales; and

(ii)	sufficient to satisfy the tax obligations incurred in connection with an award under the Company’s 2006 Stock Option Plan.

Notwithstanding the foregoing, nothing in this letter agreement shall restrict (1) the sale of any Lock-Up Securities to the Underwriters pursuant to the Underwriting Agreement; (2) the exchange of Company securities in connection with a split, reclassification or recombination of the Company’s shares; (3) the conversion of any shares of the Company’s preferred stock into shares of Common Stock in accordance with the terms of the Company’s Articles of Incorporation, as amended to date, provided that such Common Stock will be considered Lock-Up Securities and will remain subject to the provisions of this letter agreement; (4) the right of the Company to repurchase from the undersigned (or the right of the undersigned to sell or transfer to the Company) shares of Common Stock issued under the Company’s equity incentive plans or under agreements pursuant to which such shares were issued (or related agreements providing the Company with a right to purchase such shares or that the shares may be forfeited to the Company); or (5) the undersigned, at any time, from entering into a written plan meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, relating to the sale of securities of the Company, if then permitted by the Company, provided that the securities subject to such plan may not be sold or otherwise transferred in manner prohibited by this letter agreement until the Lock-Up Period has expired, and provided, further, that the undersigned (A) is not required to report such plan in any public report or filing with the Securities Exchange Commission or otherwise and (B) does not make or permit to be made any public filing or report or other public notice regarding the existence of such plan prior to the expiration of the Lock-Up Period.

This letter agreement shall automatically terminate upon the date that the Company provides written notice to the Representative that the Company has determined not to proceed with the proposed public offering and is terminating this letter agreement on behalf of all of the Company’s holders of Lock-Up Securities, provided that the Company and the Representative shall not have executed the Underwriting Agreement on or prior to such date.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

[Signature Page Follows]

Very truly yours,

(if an individual):

Name (print)

Signature

(if an entity):

Name of Entity

By:

Name:

Its:

D-4